Exhibit 99.1

                             Joint Filer Information


Name:      General Electric Company

Address:   3135 Easton Turnpike
           Fairfield, Connecticut 06431

Designated Filer:    GE Capital Equity Investments, Inc.

Issuer & Ticker Symbol:    NewPower Holdings, Inc. (NWPW)

Date of Earliest Transaction Required to be Reported (Month/Day/Year): September 5, 2003

Signature

GENERAL ELECTRIC COMPANY

By:  /s/ Jonathan K. Sprole
    -----------------------------------------------------------
    Name: Jonathan K. Sprole
    Title: Attorney-in-Fact

GE Capital Equity Investments, Inc. is a wholly-owned subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company. Beneficial ownership of all shares is disclaimed by General Electric Company.

                             Joint Filer Information


Name:                          General Electric Capital Services, Inc.

Address:                       260 Long Ridge Road
                               Stamford, Connecticut 06927

Designated Filer:              GE Capital Equity Investments, Inc.

Issuer & Ticker Symbol:        NewPower Holdings, Inc. (NWPW)

Date of Earliest Transaction
Required to be Reported (Month/Day/Year): September 5, 2003

Signature

GENERAL ELECTRIC CAPITAL SERVICES, INC.

By:  /s/ Jonathan K. Sprole
    ----------------------------------------------------------
    Name:  Jonathan K. Sprole
    Title: Attorney-in-Fact

GE Capital Equity Investments, Inc. is a wholly-owned subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company. Beneficial ownership of all shares is disclaimed by General Electric Capital Services, Inc.

                             Joint Filer Information


Name:                          General Electric Capital Corporation

Address:                       260 Long Ridge Road
                               Stamford, Connecticut 06927

Designated Filer:              GE Capital Equity Investments, Inc.

Issuer & Ticker Symbol:        NewPower Holdings, Inc. (NWPW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):   September 5, 2003

Signature

GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/ Jonathan K. Sprole
    -----------------------------------------------------------
    Name:  Jonathan K. Sprole
    Title: Department Operations Manager

GE Capital Equity Investments, Inc. is a wholly-owned subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a wholly-owned subsidiary of General Electric Company.